Exhibit 99.3
Alleghany Combination with Transatlantic November 21, 2011

Cautionary Note Regarding Forward Looking Statements In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany and management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Alleghany and Transatlantic, including future financial and operating results, the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to creating value for stockholders, increasing capital and investments, achieving diversification and returns with minimal integration risk, maintaining financial ratings, integrating our companies, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction - are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be effected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the ability to successfully integrate the our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve targets for investment returns, revenues, and book value per share; risks that the unsolicited exchange offer and consent solicitation commenced by Validus Holdings, Ltd. disrupt current plans and operation; changes in financial markets, interest rates and foreign currency exchange rates; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party's loss reserves; the cyclical nature of the property and casualty insurance industry; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by Alleghany and Transatlantic from time to time, including those discussed under the heading "Risk Factors" in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this press release. Additional Information about the Proposed Transaction and Where to Find It In connection with the proposed transaction, Alleghany intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. Transatlantic and Alleghany also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Alleghany at Alleghany Corporation, 7 Times Square Tower, New York, New York 10036. Safe Harbor Disclosure

Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany's directors and executive officers is available in Alleghany's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders. Information about Transatlantic's directors and executive officers is available in Transatlantic's proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information about the Validus Exchange Offer This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus Holdings, Ltd. ("Validus"), Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Additional Information about the Validus Consent Solicitation On November 3, 2011, Validus filed an amended preliminary consent solicitation statement with the SEC relating to Validus's proposals to, among other things, remove seven of Transatlantic's directors and nominate three new directors to the Transatlantic Board. Transatlantic has filed with the SEC a preliminary consent revocation statement on Schedule 14A (the "Preliminary Revocation Statement") in connection with Validus's solicitation of written consents. Investors and security holders are urged to read the Preliminary Revocation Statement and Transatlantic's definitive consent revocation statement, when it is available, because they contain important information. Investors can get the Preliminary Revocation Statement, the definitive revocation statement, when it is available, and any other relevant documents for free at the SEC's website (www.sec.gov). You may also obtain these documents for free by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e- mail at investor_relations@transre.com. Transatlantic, Alleghany and their respective directors and executive officers may be deemed to be participants in a solicitation of Transatlantic's stockholders in connection with the Validus consent solicitation. Information about Transatlantic's directors and executive officers, and a description of their direct or indirect interests, by security holdings or otherwise, is available in Transatlantic's Preliminary Revocation Statement, which was filed with the SEC on September 20, 2011. Information about Alleghany's directors and executive officers is available in Alleghany's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders. Safe Harbor Disclosure

Key Terms Based on Alleghany share price of $314.26 as of November 18, 2011 (1) Based on 57.384 million Transatlantic basic shares outstanding as of November 18, 2011 Transaction Merger of Transatlantic into a wholly owned subsidiary of Alleghany Stock portion is tax free Stock / cash election subject to proration Consideration 0.145 shares of Alleghany ($45.57) and $14.22 cash per Transatlantic share Implied offer price of $59.79 Deal Value Total deal value of $3,431mm (1) $816mm in cash $2,615mm in stock Pro Forma Ownership 51% by Alleghany stockholders 49% by Transatlantic stockholders Board of Directors 11 members from Alleghany's board and 3 from Transatlantic's board Management Weston M. Hicks - President & Chief Executive Officer of Alleghany Joseph P. Brandon - President of Alleghany Insurance Holdings LLC Michael C. Sapnar - President and CEO of Transatlantic Robert F. Orlich - Senior Advisor and Transatlantic Board member Approvals Stockholder approvals of both Alleghany and Transatlantic Customary regulatory approvals Investor Support Transatlantic's largest stockholder, Davis Selected Advisers, supports the transaction Expected Closing First quarter of 2012

Combination of Leading Specialty Franchises Top 10 global reinsurer Best-in-class D&O, E&O and medical malpractice reinsurer Leading property cat writer Business Distinctive total return investment strategy Premier excess & surplus lines insurer Size and Ratings Stockholders' Equity: $2.8bn Gross Premiums Written: $1.1bn (1) Financial Strength Rating of "A" by A.M. Best (2) Stockholders' Equity: $4.3bn Gross Premiums Written: $4.2bn (1) Financial Strength Rating of "A+" by S&P and "A" by A.M. Best (1) Last twelve months as of September 30, 2011 (2) For RSUI and Capitol Transamerica Transatlantic Alleghany Complementary Strengths Leader in specialty insurance Investment expertise Strong underwriting culture Leader in specialty reinsurance Global footprint Strong underwriting culture Leading franchise across specialty insurance and reinsurance Increased breadth of distribution Greater underwriting diversification Improved financial strength and flexibility Enhanced stockholder value creation opportunity

Alleghany-Profile ($ in millions) Book Value RSUI 1,410 Capitol Transamerica 309 Other Insurance Operations / Investments 247 Sub-total Insurance 1,966 Corporate Investments 1,183 Sub-total Insurance and Investments 3,148 Less: Holding Company Debt (299) Total Equity Capital 2,848 Leader in excess & surplus lines insurance Low-risk specialty insurer focused on small commercial and surety business Pacific Comp, Homesite Alleghany owns and manages operating subsidiaries and investments, anchored by a core position in P&C insurance Founded in 1929 and headquartered in New York, NY Total invested assets of $4.8bn Principally value-oriented equity holdings Note: As of September 30, 2011

Alleghany-Corporate Philosophy Source: FactSet, market data as of November 18, 2011 Focus on Book Value per Share Growth Long-term Conservative Orientation S&P 500 Alleghany BVPS Alleghany Price Semi-autonomous Subsidiary Operating Model Alleghany has a demonstrated track record of creating long-term stockholder value

Alleghany GAAP Combined Ratio versus Peer Average (1) Includes all current insurance operations (2) Peer group average includes Allied World, Arch Capital, AXIS Capital, HCC Insurance, Markel, RLI and W.R. Berkley Alleghany-Superior Underwriting Performance (1) Alleghany Average (1): 87.0% Peer Group Average (2): 89.8% RSUI: consistent performer - generated ~$1bn of underwriting profits since acquisition in July 2003 Capitol Transamerica: lower risk profile in specialty small commercial lines and surety

Alleghany-Proven Investment Performance Equity Portfolio Performance (1) Year to date as of October 31, 2011

Long Standing Presence in Key Markets Top 10 global P&C reinsurer by premiums 24 locations with local underwriters Provide customized products for many markets Capital allocated to highest return geographies Highly efficient low-cost operating platform Transatlantic-Leading Global P&C Reinsurer Top-10 Global P&C Reinsurer Company 2010 P&C Reinsurance Net Premiums Earned ($mm) Munich Re 19,044 Berkshire Hathaway (1) 9,682 Swiss Re (2) 9,566 Hannover Re (3) 7,238 SCOR 4,415 PartnerRe (4) 4,033 Transatlantic 3,859 Everest Reinsurance (5) 3,308 Axis Capital 1,741 XL 1,502 As of September 30, 2011: Stockholders' Equity: $4.3bn Capital and Surplus: $4.0bn LTM Net Premiums Written: $3.9bn (1) Reinsurance premiums include results for Berkshire Hathaway Reinsurance Group and General Re; excludes life businesses for these entities (2) Swiss Re net premiums earned estimated based on insurance mix of gross premiums earned (3) Hannover Re writes direct insurance through Inter Hannover based in London and Compass Insurance Ltd. In Johannesburg. Data on premiums not available for these operations (4) Excludes life reinsurance premiums (5) Includes premiums for U.S. Insurance segment Source: Company filings; includes results from non-life segments

Transatlantic-Leader in Specialty Classes of Reinsurance US Market Leader by Share and Reputation (1) Professional Liability (2) Flaspohler Ranking: Medical Malpractice (2) Flaspohler Ranking: (1) Represents Transatlantic's share of insurance industry premium volume ceded to non-affiliates. Based on premiums from statutory filings for all Med Mal and Other Liability class writers (2) Based on annual. 2006, 2008 and 2010 based on Flaspohler Survey(tm) (Brokers Evaluate Reinsurers / Non-Life / U.S.). 2007 and 2009 based on Flaspohler Survey(tm) (Cedants Evaluate Reinsurers / Non-Life / U.S.) (3) Ranked #1 in 2011 YTD for both Professional Liability and Medical Malpractice #1 #2 #1 #1 #1 #1 #1 #2 #1 #1

Transatlantic-Strong Catastrophe Risk Management Comprehensive approach to catastrophe risk management Modeled loss: Current after-tax 1-in-250 year event losses are below 20% of stockholders' equity Limit loss: Fixed notional caps established as % of surplus for stressed scenarios (e.g., highly destructive storm paths) Never sold out of an investment position in order to pay a claim Longevity: survived and thrived for more than 30 years through several cataclysmic events Catastrophe Loss - % Property Premiums (1) PML as % of Stockholders' Equity A balanced approach to catastrophe risk Source: SNL Financial, company filings, press releases and transcripts Notes: (1) Cumulative cat losses for 2008 through Q2 2011 as a percentage of cumulative NPE from non-life operations for 2008 through Q2 2011. (2) Includes both Max Capital and Harbor Point prior to merger. PMLs as % of Stockholders' Equity (2)

Transatlantic-Consistent and Long-Term Book Value Creation Note: Book value and dividends adjusted for stock splits. Based on basic shares. dividends are accounted for from payment date BVPS CAGR: 12.6%

Strategic Objectives for Transatlantic

Diversified Operating Portfolio NPW: $4.6bn By Risk Class Source: SNL Financial, Company filings, financials as of 2010 (1) Short-tail casualty includes accident and health, ocean marine, and surety and credit By Product By Geography NPW: $4.6bn Insurance: 16% Reinsurance: 84% The combination provides a diversified pool of underwriting risk by product, geography and risk class through a shared focus on underwriting discipline GPW: $5.2bn

Strong Combined Balance Sheet 7% accretive to BVPS to Alleghany Conservative financial leverage Increased investment float Note: As of September 30, 2011 (1) Alleghany standalone adjusted for $44mm share repurchase in 4Q'11; Transatlantic adjusted for $220mm share repurchase in 4Q'11 (as of November 18, 2011) (2) Includes Transatlantic's break-up fee and transaction costs, Alleghany's transaction costs and cash consideration (3) Transatlantic's adjusted book value (as described in Note 1) adjusted for goodwill and intangibles of $9.5mm

A Winning Combination Leading franchise across specialty insurance and reinsurance Combines disciplined underwriting with successful investing More diversified pool of underwriting risk, by product and geography Increased breadth of distribution Strong and deep management team Cultural fit expected to minimize integration risks Flexibility to allocate capital to highest risk-adjusted return opportunities, including Insurance, Reinsurance, Investments and Capital Management